RON BENDER (SBN 143364)
DANIEL H. REISS (SBN 150573)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Telephone: (310) 229-1234
Facsimile: (310) 229-1244

Proposed Attorneys for Debtor
and Debtor in Possession

FILED
JUL 11 2005
CLERK, U.S. BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA

ENTERED
JUL 11 2005
CLERK, U.S. BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA

UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION

In re AURA SYSTEMS, INC., a Delaware corporation, Debtor.	CASE NO. LA 05-24550-SB Chapter 11 **INTERIM ORDER AUTHORIZING DEBTOR TO BORROW MONEY ON A SECURED BASIS PURSUANT TO BANKRUPTCY CODE SECTION 364(c)** DATE: July 7, 2005 TIME: 11:00 a.m. PLACE: Courtroom 1575 Roybal Federal Bldg. 255 E. Temple Street Los Angeles, CA 90012

ORIGINAL

32

A hearing was held on July 7, 2005, at 11:00 a.m., before the Honorable Samuel L. Bufford, United States Bankruptcy Judge, in Courtroom 1575 of the United States Bankruptcy Court, Central District of California, Los Angeles Division, located at 255 E. Temple Street, Los Angeles, California 90012, for the Court to consider the emergency motion ("Emergency Financing Motion") filed by Aura Systems, Inc., a Delaware corporation, the debtor and debtor in possession herein (the "Debtor"), for an order authorizing the Debtor to borrow money on a secured basis in accordance with the terms and conditions set forth in the Financing Term Sheet attached hereto as Exhibit "A" (the "Financing Term Sheet"), in order for the Debtor to pay those expenses set forth on the left-hand column of the budget (the "Budget") attached hereto as Exhibit "1" (amounting to a total of $365,451), which the Debtor must pay to avoid immediate and irreparable harm to the Debtor's estate pending a final hearing. Appearances were made at the hearing on the Emergency Financing Motion as set forth on the record of the Court.

The Court, having considered the Emergency Financing Motion and the pleadings filed by the Debtor in support of the Emergency Financing Motion, no party having filed any opposition to the Emergency Financing Motion or having appeared at the hearing on the Emergency Financing Motion in opposition to the

Emergency Financing Motion, and good cause appearing, the Court hereby orders as follows:

ORDER

1. **Authorization to Borrow and to Spend Money and Budgeting Use.** Pending a final hearing on this Emergency Financing Motion ("Final Hearing"), the Debtor may borrow up to a total of $365,451 from the Lender on the terms and conditions set forth in the Financing Term Sheet (as more identified in paragraph 2 below) and the other provisions of this Order only to pay those expenses contained in the left-hand column of the Budget (amounting to a total of $365,451). The amount the Debtor may borrow from the Lender pending the Final Hearing may be increased as is necessary to enable the Debtor to pay any fees or costs owing by the Debtor to the Office of the United States Trustee or the Clerk of the Bankruptcy Court.

2. **Terms of the DIP Loan.**

The terms of the Loan shall be governed by the Financing Term Sheet executed by the Koyah Leverage Partners, L.P., Koyah Partners, L.P., Koyah Ventures, LLC, Raven Partners, L.P., Koyah Microcap Partners Master Fund, L.P., and Ezra Meyer (collectively, the "Intercreditor Lenders"), Blue Collar Films, Inc. ("Lender") and thee Debtor, a copy of which is attached hereto as Exhibit "A", provided, however, that nothing in this Order address or impacts on any federal regulatory requirements

with respect to the rights of the Lender to acquire common stock of the Debtor through the conversion rights set forth in the Financing Term Sheet, which regulatory requirements would have to be satisfied separately.

3. **Financial Reporting**. The Debtor shall provide Lender and Intercreditor Lenders with all such financial and other information that they shall reasonably request. In addition, the Debtor shall serve Lender and Intercreditor Lenders as requested with copies of all financial information and pleadings filed with the Bankruptcy Court, and all other financial information and reports prepared by the Debtor in the ordinary course of its business, including any financial information required by the Bankruptcy Court or the Operating Guidelines and Reporting Requirements of the United States Trustee's Office.

4. **Books and Records**. The Lender and the Intercreditor Lenders shall have access to the Debtor's books, records, and documents during normal business hours and without interfering with the Debtor's operations, including without limitation the following: check registers (general disbursements, other disbursements), general ledgers, journal entries, payroll journals, cash activity reports, aged accounts receivable, aged accounts payable, bank reconciliations, canceled checks, bank debit and credit advices, bank statements, leases, contracts and loan agreements. The Lender and the Intercreditor Lenders shall

be provided with an office at the Debtor's principal place of business for their reasonable use in examining such books, records, and documents.

5. **Postpetition Collateral**. The post-petition liens granted to the Lender and the Intercreditor Lenders under this Order are automatically valid, perfected, enforceable, unavoidable, and effective as of the Petition Date, provided that the parties shall record or file appropriate documents under applicable non-bankruptcy law within 30 days following the entry of this Order by this Court. The Debtor must execute and deliver such documents as the Lender and the Intercreditor Lenders may reasonably request with respect to such post-petition liens if the Lender and the Intercreditor Lenders so desire, and, to the extent necessary to do so, the automatic stay of Bankruptcy Code § 362(a) is hereby deemed modified to permit the Lender and the Intercreditor Lenders to request, receive, file, or record any such financing statements, instruments, and documents.

6. **Authority for the Debtor's Action**. The Debtor is authorized and directed to perform all acts and to execute and comply with the terms of such other documents, instruments, and agreements necessary to implement and effectuate the terms and conditions of the Loan and this Order.

7. **No Waiver By Any Party**. This Order does not prejudice the right of the Lender and the Intercreditor Lenders to seek relief from the automatic stay of Bankruptcy Code § 362, or any other relief in this case, including objections and claims relating to applications or motions for adequate protection, or the use, sale, or other disposition of cash collateral, any further request for financing, or any plan of reorganization. This Order is also without prejudice to the rights of any party, including the Debtor, to oppose any such relief requested by the Lender and the Intercreditor Lenders. Except as otherwise expressly set forth in this Order, this Order is not a waiver or modification of any of the rights of the Lender and the Intercreditor Lenders, and the Lender and the Intercreditor Lenders do not have any obligation or duty to any other entity to exercise any of their rights, remedies, claims, powers, benefits, and privileges. Delay in or failure to exercise any of their rights, remedies, claims, powers, benefits, or privileges does not constitute a waiver by the Lender and the Intercreditor, nor subject the Lender and the Intercreditor Lenders to any liability to any entity, and no other entity may rely upon any delay or failure or in any way seek to assert a defense to any obligation owing to the Lender and the Intercreditor Lenders based on any delay or failure.

8. **Modification**. The terms and conditions set forth in this Order may not be altered, modified or affected without the prior written consent of the Debtor, the Lender and the Intercreditor Lenders ~~and~~ or further order of the Court.

9. **Consent and Mutual Agreement**. Whenever any action may be taken under this Order upon the prior written consent of the Lender, the Intercreditor Lenders or both as required under the Financing Term Sheet, such action may be taken without any further notice or order of the Court. Any prior written consent or written agreement will be effective only if in a writing that is signed by the required party or parties after the date of execution of this Order.

10. **Binding Effect**. This Order is binding on and inures to the benefit of the Debtor, its estate, any representative of the Debtor or its estate, any trustee appointed in this case, whether under Chapter 11 or Chapter 7, any examiner with expanded or special powers to operate the Debtor's business appointed in this case, the Lender and the Intercreditor Lenders, and their respective successors and assigns.

11. **Final Hearing**. The Final Hearing for the Court to consider approval of the Emergency Financing Motion shall, in accordance with an order shortening time granted by the Court, be held on July 27, 2005, at 11:00 a.m. By July 8, 2005, the Debtor shall serve notice of the Final Hearing upon all

creditors, all parties that have requested special notice in this case, the Office of the United States Trustee, and any other parties who received notice of the Emergency Financing Motion. Any further pleadings to be filed by the Debtor in support of the Emergency Financing Motion (including any revisions to the Budget) must, by July 12, 2005, be filed with the Court and served upon the same parties who were served with the Emergency Financing Motion. Any opposition to final approval of the Emergency Financing Motion and any modifications to the Emergency Financing Motion and/or the Budget must, by July 19, 2005, be filed with the Court and served upon counsel to the Debtor. Any pleadings to be filed by the Debtor in reply to any such opposition must, by July 22, 2005, be filed with the Court and served upon counsel to the opposing party. In connection with the Final Hearing and the borrowing and expenditure of funds beyond the $365,451 referenced in this Order, there will be a final order of the Court (and possibly further definitive documentation), which will need to be approved and signed by the same parties who signed this Order.

///

///

This Order is an interim order which will be superseded by a final financing order or further order of this Court.

IT IS SO ORDERED.

Dated: July 11, 2005

HONORABLE SAMUEL L. BUFFORD
UNITED STATES BANKRUPTCY JUDGE

Agreed and Approved:

INTERCREDITOR LENDERS

KOYAH LEVERAGE PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice President

KOYAH PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice President

KOYAH VENTURES LLC

By: ____________________
Name: Robert J. Law
Title: Vice President

RAVEN PARTNERS, L.P.

By: ____________________
Name: Robert J. Law
Title: Vice President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER

(Signature page attached.)

LENDER
BLUE COLLAR FILMS, INC.

By: (Signature page attached.)
Name: ____________________
Title: ____________________

AURA SYSTEMS, INC.

By: (Signature page attached.)
Name: Raymond Yu
Title: President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER

____

LENDER
BLUE COLLAR FILMS, INC.

By: ______________________
Name: ______________________
Title: ______________________

AURA SYSTEMS, INC.

By: ______________________
Name: Raymond Yu
Title: President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER

____

LENDER
BLUE COLLAR FILMS, INC.

By: ______________________
Name: Gary Margolis
Title: CFO

AURA SYSTEMS, INC.

By: ______________________
Name: Raymond Yu
Title: President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ____________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER

____

LENDER
BLUE COLLAR FILMS, INC.

By: ____________________
Name: ____________________
Title: ____________________

AURA SYSTEMS, INC.

By: ____________________
Name: Raymond Yu
Title: President

TERM SHEET
AURA SYSTEMS, INC.
Debtor in Possession Financing
Convertible Secured Note

June 30, 2005

Parties	Aura Systems, Inc. ("Company") and Blue Collar Films, Inc. ("Lender").
Loan Amount	Minimum of $1,000,000 with a maximum of $2,250,000 net to Company ("Loan"). Any Loan amount which is in excess of the minimum may be lent by Blue Collar Films, Inc. or by other lenders who may be later identified and approved by the Intercreditor Lenders set forth below. In the event there are other lenders, all references in this Term Sheet to Lender shall mean Blue Collar Films, Inc. and such other lenders and all references to the Loan shall mean the loans of Blue Collar Films, Inc. and such other lenders. Any Loan amount in excess of the minimum and any increase in the maximum Loan amount which are conditioned upon the pari passu collateral sharing described below shall be conditioned upon further approval of the Intercreditor Lenders set forth below but without any requirement of further approval from Lender.
	The Loan proceeds shall be used in accordance with a budget to be pre-approved in writing by the Intercreditor Lenders. Such budget shall include, among other things, (i) accrued but unpaid payroll and expense reimbursements to the Company's employees, (ii) subsequently earned payroll and expense reimbursements to the Company's employees, (iii) rent, (iv) manufacturing costs, (v) sales costs, (vi) reasonable post-bankruptcy retainers to professionals employed by the Company, including, but not limited to, bankruptcy counsel, securities counsel, real estate/corporate counsel, patent/ trademark counsel, and accountants, with the aggregate amount of all such post-petition retainers to be paid out of the Loan proceeds not to exceed $250,000, with respect to

EXHIBIT A

which both the Lender and the Intercreditor Lenders subordinate their claims and liens., (vii) payment of reasonable outstanding legal fees previously incurred by the Intercreditor Lenders in connection with their loan documents, and (viii) additional reasonable legal fees incurred by the Intercreditor Lenders in connection with the Loan and the Chapter 11. Without prejudice to the obligation of the Company to pay or the Intercreditor Lender's right to otherwise receive in cash the legal fees (pre and post petition) set forth above, in no event shall such legal fees (pre and post petition) to be received by the Intercreditor Lenders in cash out of the Loan proceeds pursuant to this Term Sheet exceed an aggregate amount equal to 5% of the net proceeds (net fees and points) actually received by the Company from the loan amount

All Loan proceeds and other funds received by the Company shall be placed into a debtor-in-possession bank account(s) at a depository which is on the approval list of the Office of the United States Trustee for the Central District of California. If possible to provide, Intercreditor Lenders shall have direct access to the information related to the account, including account balances, and account transactions, but neither Intercreditor Lenders nor the Lender shall have the ability to control the account or to withdraw funds from the account absent a prior order of the Bankruptcy Court after notice and a hearing.

Security	All indebtedness in connection with the Loan shall be secured by all of the assets of the Company (excluding avoidance actions), and the Loan shall participate in and be subject to collateral sharing arrangements with all indebtedness in connection with the loans of the secured creditor group consisting of Koyah Leverage Partners, L.P., Koyah Partners, L.P., Koyah Ventures LLC, Raven Ventures, L.P., Koyah Microcap Partners Master Fund, L.P. and Ezra Meyer ("Intercreditor Lenders") whose secured position was first established on or about July 2003. The collateral sharing

arrangements shall be on a pari passu basis, ratably in accordance with the respective amounts of indebtedness in connection with the Loan and the Intercreditor Lender loans, and shall be two-way, both from the Intercreditor Lenders in favor of the Lender as to any collateral granted to the Intercreditor Lenders and from the Lender to the Intercreditor Lenders as to any collateral granted to the Lender; provided, however, that such pari passu collateral sharing arrangements between the Intercreditor Lenders and the Lender shall not result in the priming of any other lien which was properly perfected at the time of the Company's bankruptcy filing.

Loan Term	The Loan shall become due and payable on June 30, 2006 ("Due Date"), unless prepaid earlier by the Company ("Loan Term"). The Loan may be prepaid, in whole or in part, at any time with no prepayment penalty. Notwithstanding anything to the contrary contained herein, the Company's obligation to repay the Loan shall be accelerated and the Loan shall become immediately due and payable upon the occurrence of any of the following; (i) the dismissal of the Chapter 11 proceedings; (ii) the conversion of the Chapter 11 to a Chapter 7 proceeding; (iii) the appointment of a U.S. Bankruptcy Trustee; or (iv) the effective date of a Chapter 11 reorganization plan.
Loan Fee	A fee (the "Loan Fee") equal to 10% of the Loan amounts to be funded out of the Loan proceeds (e.g., a Loan of $1,000,000 will yield a net amount of $900,000 to the Company after the Loan Fee has been deducted). The parties agree that an additional fee equal to 6% of the Loan amount of Blue Collar Films, Inc. will be paid by the Lender out of the Loan Fee to ZD Products, Inc. as a finders fee for the Loan from Blue Collar Films, Inc., but any other finders fee shall be subject to approval of the Increditor Lenders.
Interest Rate	17.5% per annum ("Interest"). Interest shall be accrued monthly and shall be paid either 1) at the

end of the Loan Term, or upon acceleration of the Due Date, as set forth above, or 2) upon exercise of Lender's Conversion Option as set forth below. The Loan and any accrued Interest shall be paid to Lender either in cash, or in stock of the Company, should the Lender elect at it's sole option to exercise the Lender's Conversion Option, subject to the terms and conditions set forth herein.

Conversion Option	Lender, at Lenders sole discretion shall have the option ("Conversion Option") shall have the option ("Conversion Option") to convert all or any portion of the Loan and all accrued but unpaid interest into the common stock of the Company at any time during the Loan Term pursuant to the Conversion Terms set forth below. The parties acknowledge and agree that the Intercreditor Lenders are under no obligation now or hereafter to convert any of their secured loans to stock, regardless of whether or not the Lender converts.
Conversion Terms	The Conversion Option shall, at the Lender's sole option, be on one of the two following sets of conversion terms ("Conversion Terms"). First, in the event that at any time during the Loan Term the Company closes any transaction with a third party that includes the sale of the stock of the Company for new cash funds or other consideration ("New Equity Investment"), the Lender may convert the Loan into such class of stock of the Company, associated with the New Equity at Lender's option ("Loan Conversion"); provided, however, that any stock issued to creditors of the Company specifically and exclusively in consideration for the retirement of debt shall not constitute new cash or other consideration. Such Loan Conversion shall be at the same terms as that of the New Equity Investment with the additional feature of Lender receiving an additional fee of twenty percent (20%) of the Loan amount (in addition to the Loan Amount) which fee shall be added to the Loan amount for the purposes of calculating the total value of the Loan exclusively for Loan Conversion purposes. Alternatively, in connection with any

Chapter 11 plan of reorganization of the Company Lender may convert the Loan-to common stock of the Company at a twenty percent (20%) discount to the then prevailing market price (market price shall be defined hereunder as the previous trading days closing bid price) of the Company's common stock. In the event of any conversion on one of such alternative sets of Conversion Terms, Lender shall not have the option to later elect conversion of the other set of Conversion Terms.

Chapter 11 Filing	The Company commenced a Chapter 11 bankruptcy case with the filing of a voluntary petition under Chapter 11 of the Bankruptcy Code on June 24, 2005, before the United States Bankruptcy Court, Central District of California, Case Number LA 05-24550-SB. This Term Sheet shall only be effective upon 1) the entry of a Bankruptcy Court order approving the Loan, which a) contains terms substantially similar to those in this Term Sheet and other related terms, and b) is approved and signed by all of the parties hereto 2) review and approval of bankruptcy schedules or other information by the Intercreditor Lenders and 3) execution of definitive documents by all of the parties hereto unless all comparable definitive terms are contained in such Bankruptcy Court order. Prior to completion of such events, the Company intends to seek an initial, emergency Bankruptcy Court order approving interim financing consisting of up to $365,451 of the Loan. Upon the entry of such initial order and approval and signature of it by all parties hereto, such interim portion of the Loan may be advanced to the Company pending completion of the events mentioned above. The proceeds of such interim portion of the Loan shall be used in accordance with an interim budget to be approved by the Intercreditor Lenders.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the terms and conditions of this Term Sheet shall be binding upon the parties as listed below.

LENDER
BLUE COLLAR FILMS, INC.

By: [signature]
Name: GARY MARGOLIS
Title: CFO

COMPANY
AURA SYSTEMS, INC.

By: ____________________
Name: ____________________
Title: ____________________

INTERCREDITOR LENDERS

KOYAH LEVERAGE PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: [signature]
Name: Robert J. Law
Title: Vice President

KOYAH PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: [signature]
Name: Robert J. Law
Title: Vice President

KOYAH VENTURES LLC

By: [signature]
Name: Robert J. Law
Title: Vice President

RAVEN PARTNERS, L.P.

By: [signature]
Name: Robert J. Law
Title: Vice President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: [signature]
Name: Robert J. Law
Title: Vice President

EZRA MEYER, an individual

____

IN WITNESS WHEREOF, the terms and conditions of this Term Sheet shall be binding upon the parties as listed below.

LENDER

By: ______________________
Name: ____________________
Title: ____________________

COMPANY
AURA SYSTEMS, INC.

By: ______________________
Name: ____________________
Title: ____________________

INTERCREDITOR LENDERS

KOYAH LEVERAGE PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH PARTNERS, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH VENTURES LLC

By: ______________________
Name: Robert J. Law
Title: Vice President

RAVEN PARTNERS, L.P.

By: ______________________
Name: Robert J. Law
Title: Vice President

KOYAH MICROCAP PARTNERS MASTER FUND, L.P.
By: Koyah Ventures LLC, its general partner

By: ______________________
Name: Robert J. Law
Title: Vice President

EZRA MEYER
____

BUDGET FOR PERIOD FROM JUNE TO DECEMBER 2005
AURA SYSTEMS, INC.

[redacted]								
<u>Payroll</u>								
June 10	$ 48,811		Prior Payroll	$ 170,000	$ 255,000	$ 170,000	$ 170,000	$ 170,000
June 24	$ 86,028							
July 8		$ 85,000						
July 22		$ 85,000						
<u>Employee Expenses</u>								
Accumulated Prior	$ 77,592		Existing employees and Contract Employees unpaid expenses, causing hardship to both employee and support of business Sales					
<u>Insurance</u>								
Medical - AETNA	$ 20,014	$ 22,000		$ 22,000	$ 20,000	$ 20,000	$ 20,000	$ 20,000
Insurance Life - AD&D	$ 925	$ 926		$ 925	$ 925	$ 925	$ 925	$ 925
State Comp.- W/Comp	$ 13,230	$ 7,400		$ 7,400	$ 7,400	$ 7,400	$ 7,400	$ 7,400
First Ins. Funding-Commercial	$ 5,500	$ 5,700		$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000
St. Pauls- Bldg & Auto	$ 11,134	$ -			$ 11,500	$ 11,500	$ 11,500	$ 11,500
D & O Insurance					$ 25,000	$ 25,000	$ 25,000	$ 25,000
<u>Utilities, Phones & Taxes</u>								
Estimated Totals	$ 15,108	$ 14,500		$ 14,500	$ 14,500	$ 14,500	$ 14,500	$ 14,500
Misc	$ 3,000	$ 3,000		$ 3,000	$ 3,000	$ 3,000	$ 3,000	$ 3,000
<u>Administrative Fees</u>								
Franchise Tax Board	$ 400							
Business Personal Prop Tax				$ 10,096				
Trustee Fees		$ 5,000				$ 5,000		
ISO Compliance		$ 12,000						
Moving Expense				$ 25,000	$ 50,000	$ 25,000		
<u>Rent</u>								
June	$ -							
July		$ 22,100		$ 22,100	$ 22,100	$ 22,100	$ 22,100	$ 22,100
<u>Sales</u>								
Lobbyist		$ 8,000		$ 8,000	$ 8,000	$ 8,000	$ 8,000	$ 8,000
Travel Expenses		$ 15,000		$ 15,000	$ 15,000	$ 15,000	$ 15,000	$ 15,000
<u>Legal & Accountant & Prof Fees</u>								
Bankruptcy Attorney		$ 100,000		$ 10,000	$ 10,000	$ 10,000	$ 10,000	$ 10,000
Securities Attorney				$ 8,000	$ 8,000	$ 8,000	$ 8,000	$ 8,000
Patent Attorney	$ 2,000			$ 3,500	$ 3,500	$ 3,500	$ 3,500	$ 3,500
Patent Maintenance Fees	$ 4,500	$ 3,800		$ 3,800	$ 3,800	$ 3,800	$ 3,800	$ 3,800
Special Corporate Attorney		$ 20,000		$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000
Litigation Attorney								
Intercreditors Lenders Atty		$ 50,000						
Creditors Commitee Atty		$ 25,000		$ 5,000	$ 5,000	$ 5,000	$ 5,000	$ 5,000
Tax Accountants	$ 7,000		File prior year tax returns (overdue)- Need this to file 2003					
Accountants			Public company expenses					
Engineering - Design & Dev		$ 8,000		$ 8,000	$ 8,000	$ 8,000	$ 8,000	$ 8,000
<u>Manufacturing</u>								
Materials	$ 60,000	$ 90,000	Should result in receivables starting in August - typical 50% GM	$ 90,000	$ 90,000	$ 90,000	$ 90,000	$ 90,000
Freight	$ 10,209	$ 5,500	DHL Freight Vendor is the only freight forwarding Vendor that will work with us-pre-BK debt	$ 5,500	$ 5,500	$ 5,500	$ 5,500	$ 5,500
EXPENSES TOTAL	$ 365,451	$ 687,925		$ 441,821	$ 576,225	$ 471,225	$ 441,225	$ 441,225
A/R COLLECTIONS								
June 27 to July 1	$ 28,043							
July 4 to July 8		$ 25,948						
July 11 to July 15		$ 25,633						
July 18 to July 22		$ 26,382						
July 25 to July 29		$ 610						
AR TOTAL	$ 28,043	$ 78,473		$ 180,000	$ 180,000	$ 180,000	$ 180,000	$ 180,000
NET CASH REQUIRED	$ 337,408	$ 609,452		$ 261,821	$ 396,225	$ 291,225	$ 261,225	$ 261,225
TOTAL CASH REQUIRED	$ 337,408	$ 946,860		$ 1,208,681	$ 1,604,906	$ 1,896,131	$ 2,157,356	$ 2,418,581

EXHIBIT 1